                          FOURTH AMENDMENT AGREEMENT


     Fourth Amendment Agreement dated as of February 4, 1994 (this "Fourth Amendment Agreement"), among The Gap, Inc., a Delaware corporation (the "Borrower"), the LC Subsidiaries (as defined in the Credit Agreement referred to below) signatory hereto, the lenders (the "Lenders") listed on the signature pages hereof and Citibank, N.A., ("Citibank"), as issuing bank (the "Issuing Bank") and as agent (the "Agent") for the Issuing Bank and the Lenders.

       PRELIMINARY STATEMENTS:

            1. The Borrower, the LC Subsidiaries, the Lenders, the Issuing Bank and the Agent have entered into a Credit Agreement, dated as of March 2, 1990, as amended by the First Amendment Agreement, dated as of March 1, 1991 (the "First Amendment Agreement"), as amended by the Second Amendment Agreement, dated as of September 16, 1992 (the "Second Amendment Agreement"), and as amended by the Third Amendment Agreement, dated as of January 22, 1993 (the "Third Amendment Agreement") (such credit agreement, as so amended and as it may be further amended and in effect from time to time, being referred to herein as the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

            2. Pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested that the A Lenders and the Agent extend the Revolver Termination Date to March 2, 1997. The Borrower has also requested an extension of the LC Termination Date to March 2, 1997 and has requested that Section 3.11 of the Credit Agreement, previously deleted by the Third Amendment Agreement, be reinserted into the Credit Agreement to provide for annual extension of the LC Termination Date. In addition, the Borrower has requested an increase in the LC Commitments and the reduction of certain fees.

            3. The Borrower, the LC Subsidiaries, the Lenders, the Issuing Bank and the Agent wish to amend the Credit Agreement, among other things, to (i) memorialize the extension of the Revolver Termination Date to March 2, 1997, (ii) provide that the Borrower shall have the right to request extension of the LC Termination Date, (iii) memorialize the extension of the LC Termination Date to March 2, 1997, (iv) increase the aggregate amount of LC Commitments from $300,000,000 to $350, 000,000, (v) decrease the facility fee payable under Section 2.04 with respect to the A Commitments and (vi) decrease the facility fee payable under Section 3.01 with respect to the LC Commitments.

            NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of March 1, 1994 and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

            (a) The second sentence of the Preliminary Statement of the Credit Agreement is hereby amended by deleting the dollar amount
"$300,000,000" appearing therein and inserting in its place the dollar amount "$350,000,000".

            (b)  The definition of the term "A Commitment" appearing in
Section 1.01 of the Credit Agreement is hereby amended in full to read as follows:

          ""A Commitment" means, as to each A Lender, the amount set forth opposite such A Lender's name on the signature pages of the Fourth Amendment Agreement, dated as of February 4, 1994 among the Borrower, the LC Subsidiaries,the Lenders parties thereto, the Issuing Bank and the Agent with respect to the caption "A Commitment", or, if such A Lender has entered into one or more Assignment and Acceptances, the amount set forth for such A Lender with respect thereto in the Register maintained by the Agent pursuant to Section 10.07 hereof."

            (c)  The definition of the term "LC Commitment" appearing in
Section 1.01 of the Credit Agreement is hereby amended in full to read as follows:

          ""LC Commitment" means, as to any LC Lender, the amount set forth opposite such LC Lender's name on the signature pages of the Fourth Amendment Agreement, dated as of February 4, 1994, among the Borrower, the LC Subsidiaries, the Lenders parties thereto, the Issuing Bank and the Agent with respect to the caption "LC Commitment", or, if such LC Lender has entered into one or more Assignment and Acceptances, the amount set forth for such LC Lender with respect thereto in the Register maintained by the Agent pursuant to Section 10.07 hereof."

            (d)  The definition of "LC Termination Date" appearing in
Section 1.01 of the Credit Agreement is hereby amended to read in full as follows:

          ""LC Termination Date" means, subject to Section 3.11 hereof, March 2, 1997, or the earlier date of termination in whole of the LC Commitments pursuant to Section 3.09 or Section 8.01."

            (e)  The definition of "Revolver Termination Date" appearing in
Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "March 2, 1996" and replacing it with "March 2, 1997".

            (f) Subsection (a) of Section 2.04 of the Credit Agreement is hereby amended to read in full as follows:

          "(a) Facility Fee.  The Borrower agrees to pay the Agent   for
          the account of each A Lender a facility fee of 0.175% per annum for all periods prior to March 2, 1994 and 0.10% per annum for all periods on and after March 2, 1994 on the amount of such A Lender's A Commitment (computed without giving effect to any B Reduction or any other usage of the A Commitment of such Lender), payable quarterly in arrears on the last day of each January, April, July and October and on the Revolver Termination Date."

            (g) Section 2.14 of the Credit Agreement is hereby amended to read in full as follows:

          "SECTION 2.14. Extension of Revolver Termination Date. At least 90 but not more than 120 days prior to the next Anniversary Date, the Borrower, by written notice to the Agent, may request that the Revolver Termination Date be extended one calendar year from its then current scheduled expiration. The Agent shall promptly notify each A Lender of such request, and each A Lender shall in turn, within 45 days prior to such next Anniversary Date, notify the Borrower and the Agent in writing regarding whether such A Lender will consent to such extension. If, and only if, all A Lenders consent in writing to such extension prior to the tenth Business Day preceding such next Anniversary Date, the Revolver Termination Date shall be so extended for such one calendar year and references herein to the "Revolver Termination Date" shall refer to such "Revolver Termination Date" as so extended. If any A Lender shall fail to deliver such notice to the Borrower and the Agent as provided above, such A Lender shall be deemed not to have consented to any requested extension."

            (h) Section 3.01 of the Credit Agreement is hereby amended by deleting the dollar amount "$300,000,000" appearing therein and inserting in its place the dollar amount $350,000,000".

            (i) Subsection (a) of Section 3.05 of the Credit Agreement is hereby amended to read in full as follows:

          "(a)  Facility Fee.  The Borrower hereby agrees to pay to   each
          LC Lender (in accordance with its LC Commitment Percentage) a letter of credit facility fee equal to 0.125% per annum for all periods prior to March 2, 1994 and 0.10% per annum for all periods on and after March 2, 1994 on the total amount of LC Commitments (regardless of the actual or deemed usage thereof) payable quarterly in arrears on the last day of April, July, October and January and on the LC Termination Date."

            (j) Section 3.11 of the Credit Agreement is hereby amended to read in full as follows:

          "SECTION 3.11. Extension of LC Termination Date. At least 90 but not more than 120 days prior to the next
          Anniversary Date, the Borrower, by written notice to the Agent, may request that the LC Termination Date be extended one calendar year from its then current scheduled expiration. The Agent shall promptly notify the Issuing Bank and each LC Lender of such request, and the issuing Bank and each LC Lender shall in turn, within 45 days prior to such next Anniversary Date, notify the Borrower and the Agent in writing regarding whether the Issuing Bank or such LC Lender (as the case may be) will consent to such extension. If, and only if, all LC Lenders and the Issuing Bank consent in writing to such extension prior to the tenth Business Day preceding such next Anniversary Date, the LC Termination Date shall be so extended for such one calendar year and references herein to the "LC Termination Date" shall refer to such "LC Termination Date" as so extended. If the Issuing Bank or any LC Lender shall fail to deliver such notice to the Borrower and the Agent as provided above, such Issuing Bank and such Lender shall be deemed not to have consented to such requested extension."

            SECTION 2. Conditions of Effectiveness. This Fourth Amendment Agreement shall become effective as of March 1, 1994 if, on or prior to that date, (i) the Agent shall have received counterparts of this Fourth Amendment Agreement duly executed by the Borrower, the LC Subsidiaries, the Lenders, the Issuing Bank and the Agent, together with such other documents or information as the Agent may reasonably request and (ii) the Agent shall have received (a) confirmatory letters from Continental Bank N.A., Nationsbank of North Carolina, N.A. and Swiss Bank Corporation (the "Departing Banks") acknowledging the cancellation of their respective commitments hereunder effectuated by this Fourth Amendment Agreement and
(b) payment from the Borrower, for the account of the Departing Banks, of accrued commitment, facility and other fees owned to the Departing Banks to March 1, 1994.

            SECTION 3.  Reference to and Effect on the Credit Agreement.
(a) Upon the effectiveness of this Fourth Amendment Agreement, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

            (c) The execution, delivery and effectiveness of this Fourth Amendment Agreement shall not operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. Each of The Fuji Bank, Limited and Societe Generale shall be a Lender under the Credit Agreement, as amended hereby.

            SECTION 4. Fees, Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent and the Issuing Bank incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Fourth Amendment Agreement and the other documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of the Agent's legal counsel. The Borrower further agrees to pay on demand all costs and expenses of the Agent, the Issuing Bank and the Lenders (including, without limitation, reasonable fees and expenses of the Agent's legal counsel) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Fourth Amendment Agreement and other documents to be delivered under this Fourth Amendment Agreement.

            SECTION 5. Execution in Counterparts. This Fourth Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

            SECTION 6. GOVERNING LAW. THIS FOURTH AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. LC Subsidiaries. Each LC Subsidiary hereby (i) consents in all respects to the transactions contemplated hereby, (ii) acknowledges and irrevocably agrees that none of its respective obligations under the Credit Agreement or with respect to the Letters of Credit for which it is the account party shall be affected hereby, (iii) acknowledges and irrevocably agrees that all of its respective obligations under the Credit Agreement, as amended hereby, and with respect to the Letters of Credit for which it is the account party are in full force and effect, (iv) ratifies and reaffirms in all respects the Credit Agreement, as amended hereby, and the Letters of Credit for which it is the account party and all of its respective obligations with respect thereto, (v) certifies that it has received a copy hereof, has reviewed the same and is fully apprised of the contents and substance hereof and (vi) confirms that it shall be bound by the terms hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                THE BORROWER:

                                THE GAP, INC.


                                By  /s/ Richard S. McKinley
                                  Name:  Richard S. McKinley
                                  Title: Vice President-Finance and
                                              Treasurer


                                THE LC SUBSIDIARIES
                                BANANA REPUBLIC, INC.


                                By /s/ Richard S. McKinley
                                  Name:  Richard S. McKinley
                                  Title: Vice President-Finance and
                                              Treasurer


                                GPS (GREAT BRITAIN) LIMITED


                                By  /s/ Richard S. McKinley
                                  Name:  Richard S. McKinley
                                  Title: Vice President-Finance and
                                           Treasurer



                                GAP INTERNATIONAL, INC.


                                By  /s/ Richard S. McKinley
                                  Name:  Richard S. McKinley
                                  Title: Vice President-Finance and
                                              Treasurer


                                THE GAP (FAR EAST) LIMITED


                                By  /s/ Richard S. McKinley
                                  Name:  Richard S. McKinley
                                  Title: Vice President-Finance and
                                              Treasurer


                                THE GAP (SINGAPORE) PTE. LIMITED


                                By  /s/ Richard S. McKinley
                                  Name:  Richard S. McKinley
                                  Title: Vice President-Finance and
                                              Treasurer


                                THE AGENT:

                                CITIBANK, N.A.


                                By  /s/ Edward Lettieri
                                  Name:  Edward Lettieri
                                  Title: Vice President

                                THE ISSUING BANK:

                                CITIBANK, N.A.


                                By  /s/ Edward Lettieri
                                  Name:  Edward Lettieri
                                  Title: Vice President


                                THE LENDERS:
A Commitment
$50,000,000                     CITIBANK, N.A.

LC COMMITMENT
$95,000,000
                                By  /s/ Edward Lettieri
                                  Name:  Edward Lettieri
                                  Title: Vice President


A Commitment
$35,000,000                     BANK OF AMERICA NATIONAL
                                TRUST & SAVINGS ASSOCIATION

LC COMMITMENT
$77,500,000
                                By  /s/ Stephen J. DeMarti
                                  Name:  Stephen J. DeMarti
                                  Title: Vice President


A Commitment
$20,000,000                     NATIONAL WESTMINSTER
                                BANK PLC

LC COMMITMENT
$57,500,000
                                By  /s/ Daniel Dornblaser
                                  Name:  Daniel Dornblaser
                                  Title: Vice President


A Commitment
$30,000,000                     NATIONSBANK
                                OF TEXAS, N.A.

LC COMMITMENT
$30,000,000
                                By  /s/ Overton Colton
                                  Name:  Overton Colton
                                  Title: Vice President


A Commitment
$20,000,000                     THE ROYAL BANK OF CANADA

LC COMMITMENT
$20,000,000
                                By  /s/ Everett Harner
                                  Name:  Everett Harner
                                  Title: Manager


A Commitment
$10,000,000                     BANK OF MONTREAL

LC COMMITMENT
$30,000,000
                                By  /s/ J. Donald Higgins
                                  Name:  J. Donald Higgins
                                  Title: Managing Director


A Commitment
$20,000,000                     SOCIETE GENERALE

LC COMMITMENT
$17,500,000
                                By  /s/ J. Blaine Sitaum
                                  Name:  J. Blaine Sitaum
                                  Title: Regional Manager


A Commitment
$15,500,000                     THE FUJI BANK, LIMITED

LC COMMITMENT
$12,500,000
                                By  /s/ Shigeo Matsumoto
                                  Name:  Shigeo Matsumoto
                                  Title: General Manager

A Commitment
$15,000,000                     U.S. NATIONAL BANK OF OREGON

LC COMMITMENT
$10,000,000
                                By  /s/ Johnathan A. Horton
                                  Name:  Johnathan A. Horton
                                  Title: Assistant Vice President


A Commitment
$20,000,000                     MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK

LC COMMITMENT
$0
                                By  /s/ Carl J. Mehldau, Jr.
                                  Name:  Carl J. Mehldau, Jr.
                                  Title: Associate


A Commitment
$15,000,000                     THE SUMITOMO BANK LIMITED

LC COMMITMENT
$0
                                By  /s/ Jun Ogata
                                  Name:  Jun Ogata
                                  Title: Joint General Manger
                                         Los Angeles Branch




$250,000,000                    Total of the A Commitments
$350,000,000                    Total of the LC Commitments